UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 6, 2009

NIC Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26621	52-2077581
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
25501 West Valley Parkway, Suite 300 Olathe, Kansas 66061
(Address of principal executive office) (Zip Code)

(877) 234-3468
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 (d)       On August 6, 2009, the Board of Directors of NIC Inc. (the “Company”) increased the size of the Board of Directors from seven to eight members and, upon the recommendation of the Board's Corporate Governance and Nominating Committee, elected William M. Lyons to fill the resulting vacancy.  Mr. Lyons was not appointed to any committee of the Board of Directors.

There is no arrangement or understanding between Mr. Lyons and any other person pursuant to which Mr. Lyons was elected as a director of the Company. The Company is not aware of any transactions involving Mr. Lyons that are reportable under Item 404(a) of Regulation S-K.

Mr. Lyons will receive the same compensation as other non-employee directors of the Company. Mr. Lyons was granted an award of 3,160 shares of restricted stock, with an equivalent fair market value of $25,000, upon his election to the Board of Directors. The award vests in four equal annual installments, commencing on the first anniversary date of the grant.  The other compensation that Mr. Lyons will receive pursuant to the Company's director compensation program is described under "Director Compensation" on pages 9 through 13 of the Company's Proxy Statement for its Annual Meeting held on May 5, 2009, filed with the Securities and Exchange Commission on March 27, 2009.

The Company will also enter into an Indemnification Agreement with Mr. Lyons in the same form that the Company has entered into with its other directors and certain of its officers. The Indemnification Agreement supplements and clarifies existing indemnification provisions of the Company's Certificate of Incorporation and Bylaws and, in general, provides for indemnification to the fullest extent permitted by law, subject to the terms and conditions provided in the Indemnification Agreement.

The foregoing description of the Indemnification Agreement is qualified in its entirety by reference to the full text of the form of Indemnification Agreement incorporated by reference herein as Exhibit 10.1.

Item 7.01 Regulation FD.

On August 10, 2009, the Company issued a press release announcing the election of Mr. Lyons to the Board of Directors, as described under Item 5.02 above. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth in such filing.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits.

Exhibit Number	Description

10.1	Form of Indemnification Agreement (incorporated herein by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 11, 2009).

99.1	Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NIC INC.

	By:	/s/ Stephen M. Kovzan
Stephen M. Kovzan Chief Financial Officer

Date: August 10, 2009

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Form of Indemnification Agreement (incorporated herein by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 11, 2009).

99.1	Press Release.